UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2010

COURIER CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

Commission File Number: 0-7597

IRS Employer Identification Number: 04-2502514

15 Wellman Avenue, North Chelmsford, MA	01863
(Address of principal executive offices)	(Zip Code)

(978) 251-6000

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

At the Annual Meeting of Stockholders of Courier Corporation held on January 20, 2010, stockholders voted to adopt the Courier Corporation 2010 Stock Equity Plan for Non-Employee Directors, replacing the 2005 Stock Equity Plan for Non-Employee Directors, and authorizing up to 300,000 shares of common stock available for grant under the Plan.  Stockholders also approved an amendment to the Courier Corporation 1999 Employee Stock Purchase Plan, which increased the number of shares available for grant by 300,000 shares of common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1         Courier Corporation 2010 Stock Equity Plan for Non-Employee Directors (filed as Exhibit B to the Company’s Definitive Proxy Statement, as filed on December 4, 2009, and incorporated herein by reference).

10.2         Amendment No. 1 to the Courier Corporation 1999 Employee Stock Purchase Plan (filed as Exhibit A to the Company’s Definitive Proxy Statement, as filed on December 4, 2009, and incorporated herein by reference).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COURIER CORPORATION

	By:	/s/ Peter M. Folger
Peter M. Folger
Senior Vice President and
Chief Financial Officer
Date: January 25, 2010

Exhibit Index

10.1         Courier Corporation 2010 Stock Equity Plan for Non-Employee Directors (filed as Exhibit B to the Company’s Definitive Proxy Statement, as filed on December 4, 2009, and incorporated herein by reference).

10.2         Amendment No. 1 to the Courier Corporation 1999 Employee Stock Purchase Plan (filed as Exhibit A to the Company’s Definitive Proxy Statement, as filed on December 4, 2009, and incorporated herein by reference).